Balance Sheets (Parentheticals) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Common stock, par value (in Dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	100,000,000	100,000,000
Common stock, shares issued	58,536,972	48,418,830
Common stock, shares outstanding	58,536,972	48,093,000
Treasury stock, shares		325,830
Note Payable Net [Member]
Unamortized discount (in Dollars)	$ 437,261	$ 0
Junior Secured Notes Payable, Net [Member]
Unamortized discount (in Dollars)	$ 2,767,595	$ 2,804,451